SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) September 10, 1997

                             ----------------------


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)




    DELAWARE                     333-7569                    13-3416059
  (State or other jurisdiction   (Commission                 (IRS Employer
   of incorporation)              File Number)                 ID Number)



                                250 Vesey Street
                             World Financial Center
                             NORTH TOWER, 10TH FLOOR
                             NEW YORK, NY 10281-1310
        (Address of and telephone number of principal executive offices)

Item 5.   OTHER EVENTS

         Merrill Lynch Mortgage Investors, Inc. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-7569, in connection with the Depositor's issuance of a series of certificates, entitled Merrill Lynch Mortgage Investors, Inc., Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-OFS2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 1997, among the Depositor as depositor (the "Depositor"), Ocwen Federal Bank FSB, as master servicer, and Texas Commerce Bank National Association, as trustee. The Certificates designated as the Series 1997-OFS2 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien mortgage loans, having original terms to maturity ranging from 15 years to 30 years (the "Mortgage Loans"). The Mortgage Pool will consist of Mortgage Loans having an aggregate principal balance as of September 1, 1997 (the "Cut-off Date") of approximately $102,245,169.13

Computational Materials

         Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter of a class of the Certificates designated the Class A Certificates (the "Underwriter") has provided certain prospective purchasers of the Class A Certificates with certain computational materials, collateral term sheets and structural term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates based on collateral information provided by Ocwen Federal Bank FSB and under certain assumptions and scenarios.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)      Not applicable.

            (b)      Not applicable.

              (c)      Exhibits:


Exhibit No.       Description

      99.1            Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By:/s/Michael McGovern
                                         Name:Michael McGovern
                                         Title: Vice President


Dated: September 12, 1997

                                  EXHIBIT INDEX

EXHIBIT

99.1    Computational Materials

                                                                  EXHIBIT 99.1



MERRILL LYNCH
                                Computational Materials for Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-OFS2
--------------------------------------------------------------------------------

The  attached  tables  and  other  statistical   analyses  (the   "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MERRILL LYNCH
                                Computational Materials for Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-OFS2
--------------------------------------------------------------------------------


                               ABS New Transaction



                 OCWEN Mortgage Loan Asset Backed Certificates,
                                Series 1997-OFS2

                                  $102,200,847


                               Subject to Revision



                             Computational Materials


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MERRILL LYNCH
                                Computational Materials for Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-OFS2
--------------------------------------------------------------------------------


MORTGAGE LOAN
SELLER: A wholly-owned, limited purpose finance subsidiary of Ocwen Financial Services, Inc.

DEPOSITOR:           Merrill Lynch Mortgage Investors, Inc.

MASTER SERVICER:     Ocwen Federal Bank  FSB

TRUSTEE:             Texas Commerce  Bank National Association.

UNDERWRITER:         Merrill Lynch & Co.


                             Ratings                 Beg. Amort.     End Amort.
Class           Amount       (Moody's/S&P)    WAL    (Mo./Date)      (Mo./Date

To Maturity:
A             $102,200,847   Aaa/AAA          3.33      1               215

To Call:
A             $102,200,847   Aaa/AAA          3.06      1               97


CUT-OFF DATE:       September 1, 1997

EXP. PRICING:       On or about September 11. 1997

EXP. SETTLEMENT:    On or about September 24, 1997

STATED FINAL
MATURITY:           November  2028 (Approximate)

INTEREST/
PRINCIPAL:          The 25th day of each  month (or if such  25th day is not a business day, the next succeeding business day), commencing on October 25, 1997.

SMMEA:              The Class A Certificates will be SMMEA eligible.

ERISA: Subject to the conditions set forth in the prospectus, it is believed that the Class A Certificates would generally be ERISA eligible. Prospective purchasers should consult their counsel.

TAX STATUS:        On the Closing Date, a REMIC election will be made with
                   respect to certain assets of the Trust.

COLLATERAL:        Conventional,  fixed rate and  adjustable  rate  mortgage
                   loans secured by first liens on Single Family Properties, 2-4 Family Properties, PUDs and Condominiums.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MERRILL LYNCH
                                Computational Materials for Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-OFS2
--------------------------------------------------------------------------------


CREDIT
ENHANCEMENT:   Overcollateralization  plus 100% FSA Guarantee of timely receipt of interest on the Class A Certificate and ultimate receipt of principal on the Class A Certificates.

PRINCIPAL AND INTEREST DISTRIBUTIONS:

The Class A Certificateholders will receive interest each month on the basis of the actual number of days elapsed in the related interest period divided by 360 days times the Certificate Rate times the Outstanding Balance of the Certificates prior to any distributions. In addition, the Class A Certificateholders will receive all scheduled and unscheduled principal distributions from the Mortgage Loans until the Class A Certificates are retired.

CLASS A CERTIFICATES:

On each Remittance Date, interest will accrue at the Class A Pass-Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class A Certificates. All calculations of interest on the Class A Certificates will be computed on the basis of the actual number of days elapsed in the related interest period and in a year of 360 days. The Class A Pass-Through Rate will be equal to the lesser of
(1) One-Month LIBOR plus [ ]% per annum (the "Pass-Through Margin") and (2) the weighted average of the Mortgage Rates minus the sum of (a) the Servicing Fee (50bps), (b) the Trustee Fee (1.5bps), (c) the Insurance Premium (18bps), and
(d) commencing in month six, the Minimum Spread (75bps) (such difference equaling the "Adjusted WAC Rate").

The Pass-Through Margin on the Class A Pass-Through Rate will double on and after the date on which the 10% clean-up call becomes available but is not exercised, subject to the Available Funds Pass-Through Rate.

OPTIONAL TERMINATION/10% CLEANUP CALL:

On any Remittance Date on which the outstanding aggregate principal balance of the Mortgage Loans is less than 10% of the sum of the Original Principal as of the Cut-off Date, the majority holder of the Residual Certificates shall have the right to exercise the 10% Clean Up Call (or if not exercised, the Master Servicer or the Certificate Insurer shall have such right).

BASIS RISK SHORTFALL

If on any Distribution Date, the LIBOR Rate is greater than the Adjusted WAC Rate, the amount of interest that would be payable to the holders of the Class A Certificates at the LIBOR Rate will be reduced by the excess of the LIBOR Rate over the Adjusted WAC Rate (such excess, the "Basis Risk Shortfall"). The Basis Risk Shortfall for such Distribution Date, together with any Basis Risk Shortfall from prior Distribution Dates (the "Unpaid Basis Risk Shortfall") will be paid, to the extent of funds, if any, available to make such payment.
Interest  will accrue on the Unpaid  Basis Risk  Shortfall  at the  Pass-Through
Rate.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MERRILL LYNCH
                                Computational Materials for Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-OFS2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS:


Adjustable Mortgage Loans (as of 9/1/97):
Initial Home Equity Loan Principal Balance:                      $88,449,778
Weighted Average Coupon:                                          10.035 %
Weighted Average Lifetime Cap (of ARMs):                          16.531 %
Weighted Average Lifetime Floor (of ARMs):                        10.033 %
Weighted Average Gross Margin (of ARMs):                          5.905 %
Negative Amortization:                                            None
Weighted Average Rem. Term:                                       358.7 mos.
Weighted Average Original Term:                                   359.8 mos.
Properties secured by 1st Liens:                                  100.00%
Weighted Average CLTV:                                            74.4 %
Geographic Distribution:                                          States
States w/greater than 5% Concentrations:                          CA (23.15%),
                                                                  IL (10.80%),
                                                                  UT (8.68%),
                                                                  MA (6.47%),
                                                                  NJ (6.07%),
                                                                  FL (5.56%),
                                                                  OR (5.41%)

Occupancy-
          Owner Occupied:                                         90.17 %
          Investor:                                                9.83 %

Property Type-
          Condominium:                                             3.30 %
          Single Family:                                          86.13 %
          2-4 Family:                                              7.42 %
          Planned Unit Development                                 3.16 %

Loan Purpose-
          Purchase:                                                30.30 %
          Refinance:                                                6.17 %
          Cashout:                                                  3.53 %



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MERRILL LYNCH
                                Computational Materials for Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-OFS2
--------------------------------------------------------------------------------

Adjustable Mortgage Loans Characteristics:


                                                                 PERIODIC
PRODUCT        WAC       WAM       MARGIN         LIFECAP        RATE CAP
6 mo LIBOR     9.545     359       5.785          16.0222        1.000
12 mo Delay    9.855     359       5.771          16.3555        1.000
24 mo Delay    10.182    359       5.950          16.682         1.000
36 mo Delay    9.462     359       5.918          15.960         1.000
60 mo Delay    8.250     358       5.750          14.750         1.000

               INITIAL        MONTHS    NUMBER       CURRENT           PERCENT
PRODUCT        RATE CAP       TO ROLL   OF LOANS     BALANCE           OF POOL
6 mo LIBOR     1.000          5         108          14,377,201.61      16.25
12 mo Delay    1.490          11        53            8,248,637.17       9.33
24 mo Delay    2.981          23        577          64,787,109.46      73.25
36 mo Delay    3.000          35        7               689,200.65       0.78
60 mo Delay    3.000          58        1               347,629.12       0.39


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MERRILL LYNCH
                                Computational Materials for Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-OFS2
--------------------------------------------------------------------------------


Fixed Mortgage Loans (as of 9/1/97):
Initial Home Equity Loan Principal Balance:                       $13,751,068
Weighted Average Coupon:                                          10.433 %
Balloons:                                                         5.14 %
Negative Amortization:                                            None
Weighted Average Rem. Term:                                       327 mos.
Weighted Average Original Term:                                   328.4 mos.
Properties secured by 1st Liens:                                  100.00%
Weighted Average CLTV:                                            73.0 %
Geographic Distribution:                                          States
States w/greater than 5% Concentrations:                          CA (52.97%),
                                                                  FL (9.75%),
                                                                  CO (5.27%),
                                                                  IN(5.02%),

Occupancy-
          Owner Occupied:                                              83.5 %
          Investor:                                                    16.5 %

Property Type-
          Condominium:                                                 1.7 %
          Single Family:                                              83.07 %
          2-4 Family:                                                 11.57 %
          Planned Unit Development                                     3.65 %

Loan Purpose-
          Purchase:                                                    15.59 %
          Refinance:                                                   30.61 %
          Cashout:                                                     53.80 %


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MERRILL LYNCH
                                Computational Materials for Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-OFS2
--------------------------------------------------------------------------------

Excess Spread Analysis:

Assuming a constant 1-month LIBOR (5.65625%) and 6-month LIBOR (5.84375%), the table below shows the spread available after deducting the Certificate LIBOR rate (LIBOR plus the Pass-Through Margin, assumed to be 21 bps), the Minimum Spread, the Servicing Fee, the Trustee Fee and the Premium on the Policy.

Period               Payment Date                       Excess Spread Available
------               ------------                       -----------------------
1                       10/97                              2.78
2                       11/97                              2.78
3                       12/97                              2.78
4                       1/97                               2.79
5                       2/97                               2.84
6                       3/97                               2.88
7                       4/98                               2.92
8                       5/98                               2.92
9                       6/98                               2.92
10                      7/98                               2.93
11                      8/98                               3.00
12                      9/98                               3.10
13                     10/98                               3.16
14                     11/98                               3.16
15                     12/98                               3.16
16                      1/98                               3.17
17                      2/98                               3.18
18                      3/98                               3.18
19                      4/99                               3.21
20                      5/99                               3.21
21                      6/99                               3.21
22                      7/99                               3.23
23                      8/99                               3.52
24                      9/99                               3.93
25                     10/99                               4.21
26                     11/99                               4.21
27                     12/99                               4.21
28                      1/99                               4.21
29                      2/99                               4.21
30                      3/99                               4.21
31                      4/00                               4.21
32                      5/00                               4.21
33                      6/00                               4.21
34                      7/00                               4.21
35                      8/00                               4.21
36                      9/00                               4.22
37                     10/00                               4.22
38                     11/00                               4.22
39                     12/00                               4.22


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MERRILL LYNCH
                                Computational Materials for Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-OFS2
-------------------------------------------------------------------------------

The prepayment speed used to price the Mortgage  Loans will be:
     25% constant prepayment rate (CPR) for the adjustable rate Mortgage Loans 4% building to 22% CPR over 12 months, 22% CPR thereafter for the fixed rate Mortgage Loans.


CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

PREPAYMENT SCENARIOS:

                                  I         II        III        IV         V
FIXED RATE (1)                    0%       50 %       100%      150%       200%
ADJUSTABLE RATE (2)               0%        15%       25%        40%       50%

10% CLEAN-UP CALL
CLASS A WAL (YRS)               21.09      5.31       3.06      1.79       1.32
CLASS A EXP. BEG. AM.               1          1         1          1         1
CLASS A EXP. END. AM.             349        167        97        57         42

NO  CLEAN-UP CALL
CLASS A WAL (YRS)               21.13      5.72       3.33      1.95       1.44
CLASS A EXP. BEG. AM.               1          1         1          1         1
CLASS A EXP. END. AM.             359        322       215        130        95

-----------------------------
(1)   As  a Percent of the Prepayment Assumption
(2)   CPR



FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
Julia Nickles..........(212) 449-2522
Marc Rosenthal.....(212) 449-8721

Trading
Vince Mora............(212) 449-5320
Dan Pace................(212) 449-5320
Scott Soltas.............(212) 449-3659


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.